SECURITIES & EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 6, 1999
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                           CASTLE BANCGROUP, INC.
                           ----------------------
           (Exact Name of registrant as specified in its charter)


                                  Delaware
                                  --------
               (State or other jurisdiction of incorporation)

   0-25914                                           36-3238190
   ------------------------                          --------------------
   (Commission File Number)                          (IRS Employer
                                                     Identification No.)

   121 W. Lincoln Hwy. DeKalb, Il.    60115
   -----------------------------------------
   (Address including zip code of Principal Executive Offices)


   Registrant's telephone number, including area code (815) 758-7007
                                                      --------------





   Item 5.   Other Events

   Incorporated by reference is a letter to stockholders sent by the Registrant on January 6, 1999, attached as Exhibit 99, providing information concerning the Registrant's payment of its semi-annual dividend and related matters.

   Item 7.   Financial Statements and Exhibits

        (a)  Exhibit

        Exhibit 99 - Letter to Stockholders dated January 5, 1999

   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CASTLE BANCGROUP, INC.



   Date:  January 6, 1999                    By:  /s/ Micah R. Bartlett
                                                  ---------------------
                                             Micah R. Bartlett
                                             Chief Accounting Officer and
                                             Controller
                                 EXHIBIT INDEX
                                 -------------

   Exhibit
   Number                        Description
   -------                       -----------

   99                            Letter to Stockholders dated January 5, 1999